Exhibit 99.1

Equity Bank Completes Acquisition of MidFirst Banking Centers

in Guymon and Cordell, Oklahoma

Expands Oklahoma Footprint, Guymon and Cordell bank offices part of Equity Bank’s 52-location franchise

WICHITA, Kansas, February 11, 2019 – Equity Bank, the Wichita-based bank subsidiary of Equity Bancshares, Inc. (NASDAQ: EQBK), (“Equity,” “we,” “us,” “our,” “the Company”), announced the closing of its acquisition of two bank locations in Guymon, Oklahoma, and one bank location in Cordell, Oklahoma from MidFirst Bank, (“MidFirst”), a subsidiary of Midland Financial Co. of Oklahoma City, Oklahoma.

“We’re proud to welcome the banking teams in Guymon and Cordell as well as the customers and communities they serve. Combined with our current Guymon and Southwestern Kansas locations, we offer considerable resources to our Panhandle and Western Oklahoma customers,” said Brad Elliott, Chairman and CEO. “I want to recognize the hard work and dedication that the teams at Equity and MidFirst exhibited while working to complete this transition. We are fortunate that both Equity Bank and MidFirst Bank prioritize customer service and community involvement in Guymon and Cordell.”

Equity’s four-state franchise now includes 52 full-service local bank locations in Kansas, Missouri, Arkansas and Oklahoma, with nine in Oklahoma. As of December 31, 2018, Equity Bancshares, Inc. had $4.06 billion in consolidated total assets, $2.54 billion in loans, and $3.12 billion in deposits.

Equity’s Oklahoma footprint now includes three bank offices in Ponca City, one location in Newkirk, one location in Tulsa, three locations in Guymon and one location in Cordell.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.” Learn more at www.equitybank.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Investor Contact:

Jacob Willis

Investor Relations Officer

316-779-1675

jwillis@equitybank.com

Media Contact:

John Hanley

SVP, Director of Marketing

816-505-4063

jhanley@equitybank.com

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